UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 25, 2024

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 25, 2024, the Company issued a press release entitled “TPT Global Tech Form S-1 Post-Effective Amendment Filing Activates $3 Million Standby Equity Commitment from MACRAB, LLC Immediately.”  A copy of the press release is attached hereto as Exhibit 99.1.

On November 7, 2024, the Company issued a press release entitled “NFL Hall of Famer Eric Dickerson Joins TPT Global Tech as Brand Ambassador for VüMe Super App.”  A copy of the press release is attached hereto as Exhibit 99.2.

On December 9, 2024, the Company issued a press release entitled “TPT Global Tech Announces Plans to Restate Financial Statements and Files 8-K Report.”  A copy of the press release is attached hereto as Exhibit 99.3.

On February 12, 2025, the Company issued a press release entitled “TPT Global Tech Announces SEC Filing Compliance and Reaffirms Commitment to Shareholders.”  A copy of the press release is attached hereto as Exhibit 99.4.

On February 25, 2025, the Company issued a press release entitled “TPT Global Tech Launches First Super App in the United States With VuMe Live.”  A copy of the press release is attached hereto as Exhibit 99.5.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release dated October 25, 2024
99.2	Press Release dated November 7, 2024
99.3	Press Release dated December 9, 2024
99.4	Press Release dated February 12, 2025
99.5	Press Release dated February 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas III
Stephen J. Thomas III,
Title:	Chief Executive Officer

Date: February 26, 2025

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